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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 13, 2004


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       1-12814                 34-1453189
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


       1925 ENTERPRISE PARKWAY
       TWINSBURG, OHIO                                             44087
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 13, 2004, Cole National Corporation (the "Company") issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.  The following exhibit is furnished with this Form 8-K:

         99.1 Press release of Cole National Corporation, dated May 13, 2004.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COLE NATIONAL CORPORATION

                                    By: /s/ Lawrence E. Hyatt
                                       ---------------------------------------
                                    Name: Lawrence E. Hyatt
                                    Title: Executive Vice President and Chief
                                           Financial Officer


Date:  May 13, 2004




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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER      DESCRIPTION
     -------     -----------
      99.1       Press release of Cole National Corporation, dated May 13, 2004.







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